UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2013

CONTINENTAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-32886	73-0767549
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 N. Broadway Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 234-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders (the “2013 Annual Meeting”) of Continental Resources, Inc. (the “Company”) held on May 23, 2013, the Company’s shareholders, upon recommendation of the Company’s Board of Directors (the “Board”), approved the Company’s 2013 Long-Term Incentive Plan (the “2013 Plan”). As a result of the 2013 Plan being approved and adopted by shareholders at the 2013 Annual Meeting, no further awards will be made under the Company’s 2005 Long-Term Incentive Plan (the “2005 Plan”); however, restricted stock awards granted under the 2005 Plan prior to shareholder approval of the 2013 Plan will remain outstanding in accordance with their terms. The 2013 Plan is described in further detail in the Company’s Definitive Proxy Statement on Schedule 14A for the 2013 Annual Meeting filed with the Securities and Exchange Commission on April 10, 2013 (the “Proxy Statement”), and the full text of the 2013 Plan attached as Appendix A to the Proxy Statement, is incorporated herein by reference. The forms of Restricted Stock Award Agreements for employees and non-employee directors approved by the Board to be used in connection with restricted stock awards granted under the 2013 Plan are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Continental Resources, Inc. 2013 Long-Term Incentive Plan (incorporated by reference to Appendix A of the Proxy Statement (as defined in Item 5.02 above)).

10.2	Form of Employee Restricted Stock Award Agreement under the Continental Resources, Inc. 2013 Long-Term Incentive Plan.

10.3	Form of Non-Employee Director Restricted Stock Award Agreement under the Continental Resources, Inc. 2013 Long-Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONTINENTAL RESOURCES, INC.
(Registrant)

Date: May 24, 2013	By:	/s/ Eric S. Eissenstat
Eric S. Eissenstat
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Continental Resources, Inc. 2013 Long-Term Incentive Plan (incorporated by reference to Appendix A of the Proxy Statement (as defined in Item 5.02 above)).

10.2*	Form of Employee Restricted Stock Award Agreement under the Continental Resources, Inc. 2013 Long-Term Incentive Plan.

10.3*	Form of Non-Employee Director Restricted Stock Award Agreement under the Continental Resources, Inc. 2013 Long-Term Incentive Plan.

*	Filed herewith